Exhibit 99.1 INVESTOR PRESENTATION MARCH 2024

FORWARD-LOOKING STATEMENTS This presentation contains a number of forward-• unanticipated delays and cost overruns of our• our ability to successfully integrate and achieve looking statements. Words, and capital projects, and our ability to achieve established financial and strategic goals from variations of words, such as “will,” “may,” “expect,” established financial and strategic goals for such acquisitions; “would,” “could,” “might,” “intend,” “plan,” “believe,” projects; • our exposure to cybersecurity attacks and threats; “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” • the importance of key members of our account • our exposure to currency exchange rate fluctuations; “target,” “outlook,” and similar expressions are intended to teams to our business relationships; identify our forward-looking statements. Similarly, • liabilities relating to prior and discontinued statements that describe our business strategy, outlook,• our ability to manage our business and continue our operations; growth if we lose any of our key personnel; objectives, plans, initiatives, intentions or goals also • sufficiency of cost of insurance coverage; and are forward looking statements. These forward-looking • the competitive nature of the industries in which we statements are not historical facts and are subject to a host operate;• compliance with laws governing the storage, of risks and uncertainties, many of which are beyond our collection, handling, and transfer of personal data • our dependence on large exhibition event clients; control, which could cause actual results to differ materially and our exposure to legal claims and fines for data from those in the forward-looking statements. • adverse effects of show rotation on our periodic breaches or improper handling of such data. results and operating margins; Important factors that could cause actual results to differ For a more complete discussion of the risks and materially from those described in our forward-looking • transportation disruptions and increases in uncertainties that may affect our business or financial statements include, but are not limited to, the following: transportation costs; results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We • general economic uncertainty in key global markets • natural disasters, weather conditions, accidents, and disclaim and do not undertake any obligation to update or and a worsening of global economic conditions; other catastrophic events; revise any forward-looking statement in this presentation • travel industry disruptions; • our exposure to labor cost increases and work except as required by applicable law or regulation. stoppages related to unionized employees; • the impact of our overall level of indebtedness, as well as our financial covenants, on our operational • our multi-employer pension plan funding and financial flexibility; obligations; • seasonality of our businesses; 2

NON-GAAP FINANCIAL MEASURES This document includes the presentation of “Adjusted EBITDA”, which is supplemental income (loss) from discontinued operations, interest expense and interest income, income to results presented under accounting principles generally accepted in the United States of taxes, depreciation and amortization, acquisition-related costs, attraction start-up costs, America (“GAAP”) and may not be comparable to similarly titled measures presented by restructuring charges, impairment losses, the reduction/increase for income/loss other companies. This non-GAAP measure should be considered in addition to, but not attributable to non-redeemable and redeemable non-controlling interests, and gains or as a substitute for, other similar measures reported in accordance with GAAP. losses from sales of businesses. The use of this non-GAAP financial measure is limited, compared to the GAAP measure of Adjusted EBITDA is considered a useful operating metric, in addition to net income net income attributable to Viad, because it does not consider a variety of items affecting attributable to Viad, as potential variations arising from non-recurring integration costs, Viad’s consolidated financial performance as explained below. Because this non-GAAP non-cash amortization and depreciation, and non-operational expenses/income are measure does not consider all items affecting Viad’s consolidated financial performance, a eliminated, thus resulting in an additional measure considered to be indicative of Viad’s user of Viad’s financial information should consider net income attributable to Viad as an consolidated and segment performance. Management believes that the presentation of important measure of financial performance because it provides a more complete Adjusted EBITDA provides useful information to investors regarding Viad’s results of measure of the Company’s performance. operations for trending, analyzing and benchmarking the performance and value of Viad’s business. Adjusted EBITDA is defined by management as net income attributable to Viad before Forward-Looking Non-GAAP Measures The company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, acquisition-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP. 3

5 10 16 SUMMARY 25 APPENDIX 27

INVESTMENT HIGHLIGHTS 3 1 2 HIGH-QUALITY POSITIONED FOR CREATING BUSINESSES WITH EXTRAORDINARY ONGOING STRONG LEADING AND GROWTH EXPERIENCES AND DEFENSIBLE MARKET STRONG RETURNS FOR ▪ Substantial opportunity to POSITIONS OUR SHAREHOLDERS scale Pursuit by adding new world-class, high-margin ▪ Proven success executing ▪ High barriers to entry experiences growth strategy and driving strong returns ▪ GES – strong free cash flow ▪ GES’ cost structure ADJUSTED transformed to deliver 2015- ▪ Pursuit – strong margins and TSR EBITDA stronger margins on 2019 166% growth profile 70% growing revenue base ▪ Compelling growth ▪ Executive compensation ▪ Recovery tailwinds remain opportunities strongly aligned with driving for both GES and Pursuit shareholder value 5

VIAD IS A LEADING PROVIDER OF EXTRAORDINARY EXPERIENCES

OUR MISSION is to drive significant and sustainable growth by delivering extraordinary experiences for our teams, clients, and guests

VIAD

PURSUIT

BUCKET LIST ATTRACTIONS & HOSPITALITY COMPANY





- World-class experiences with high-margins
- Meaningful barriers to entry and strong perennial demand
- Scalable with significant high-return growth opportunities

2023 Adjusted EBITDA: ~$93 Million

GES

EXHIBITION MANAGEMENT & EXPERIENTIAL MARKETING COMPANY





- Meaningful free cash flow generator with high recurring revenue
- GES Exhibitions – market leader in exhibition management services
- Spiro – strong growth opportunity in experiential marketing

2023 Adjusted EBITDA: ~$68 Million

6 VIAD

OUR STRATEGY TO MAXIMIZE SHAREHOLDER VALUE Deliver strong cash flow from Smart allocation of capital Meaningfully scale Pursuit GES Exhibitions through through investment in simple, user-friendly services Refresh, Build, Buy high- and best-in class execution return growth opportunities Continually evaluate options Drive growth through Spiro’s to maximize shareholder world-class, experiential value marketing solutions 7

CREATING VALUE WITH CAPITAL ALLOCATION STRATEGY We prioritize being strong stewards of our capital to maximize shareholder value using a balanced approach DRIVE STRONG FREE CASH FLOW AT GES PURSUIT GROWTH INVESTMENTS & REINVEST IN STRONG RETURNS AT PURSUIT ▪ Invest in high-return growth investments to scale Pursuit’s iconic locations using Refresh, Build, Buy strategy ▪ 15%+ IRR minimum hurdle rate for all growth GLACIER VIEW LODGE MALIGNE LAKE F&B AND RETAIL investments 2019 REFRESH 2019 REFRESH ▪ Focus on opportunities that are counter seasonal, offer 12-month profitability, fit our growth criteria, and/or that are immediately accretive to EBITDA WHILE MAINTAINING STRONG BALANCE SHEET GOLDEN SKYBRIDGE GLACIER RAFT COMPANY 2021 BUY 2022 BUY ▪ $160.7 million in liquidity and 2.6x net leverage ratio as of December 31, 2023 ▪ Target net leverage ratio range of 2.5x-3.5x ▪ Long-term debt maturities ▪ Term Loan B matures in 2028 SKY LAGOON FOREST PARK ALPINE HOTEL 2021 BUILD 2022 BUILD ▪ Revolving Credit Facility matures in 2026 8

SIGNIFICANT CATALYSTS AND TAILWINDS TO DRIVE MEANINGFUL YEAR-OVER-YEAR GROWTH



CONSOLIDATED
ADJUSTED EBITDA ($M)
116
147
~171-191
2022
2023
2024 Est.

FY'24 OUTLOOK

PURSUIT

- FlyOver Chicago opened on March 1, 2024
- Full year Adjusted EBITDA margin expansion to ~30%
- Strong demand for Pursuit's iconic, unforgettable, inspiring experiences
- Continued growth of international leisure travel
- Newer experiences continue to ramp to maturity

GES

- Major non-annual shows (*~$65M of incremental revenue vs. 2023*)
- Full year Adjusted EBITDA margin improvement to ~8.5%
- Strong demand for GES' experiential marketing and exhibition management services
- Increased exhibition and event show sizes

9
VIAD

PURSUIT IS A BUCKET LIST ATTRACTIONS & HOSPITALITY COMPANY A bucket list attractions and hospitality company that owns and operates a collection of inspiring and unforgettable experiences in iconic destinations. ATTRACTIONS HOTELS F&B, RETAIL & TRANSPORTATION ▪ 14 World-Class Attractions▪ 27 Distinctive Hotels▪ Integrated within our attractions and hotels ▪ 51 Restaurants and Bars, 50 Retail Outlets, and 5 Transportation Products 11

PURSUIT'S UNFORGETTABLE, INSPIRING EXPERIENCES

Located in some of the world's most remarkable places with meaningful barriers to entry and strong perennial demand

BANFF JASPER COLLECTION



- **2023 Revenue: ~$184M**
- **7** Attractions
- **11** Hotels
- Located in Banff National Park and Jasper National Park

GLACIER PARK COLLECTION



- **2023 Revenue: ~$60M**
- **1** Attraction
- **11** Hotels
- Located in Glacier National Park and Waterton Lakes National Park

ALASKA COLLECTION



- **2023 Revenue: ~$40M**
- **1** Attraction
- **5** Hotels
- Located in Denali National Park and Kenai Fjords National Park

SKY LAGOON



- **2023 Revenue: ~$37M**
- **1** Attraction
- Located in Reykjavik

FLYOVERS



- **2023 Revenue: ~$30M**
- **4** Attractions
- Located in downtown Vancouver, Reykjavik, on Las Vegas Blvd, and Chicago's Navy Pier
- FlyOver Chicago opened on March 1, 2024

PURSUIT℠

12

VIAD

PURSUIT’S POWERFUL GROWTH STRATEGY REFRESH REVENUE ($M) To optimize guest experience, market position, and maximize returns 350 299 BUILD To create new guest experiences and revenue streams with economies of scale and scope 176 223 144 BUY 187 185 Strategic assets that drive guest experience, economies 174 74 of scale and scope, improving financial performance 153 48 45 89 34 112 NEW EXPERIENCES* ~$176M growth from new attractions and 77 175 155 149 lodges from 2015-2023 138 129 32 119 112 98 EXISTING EXPERIENCES 45 ~6% CAGR from existing attractions and lodges from 2015-2023 2015 2016 2017 2018 2019 2020 2021 2022 2023 * New Experiences comprises the following attractions and lodging properties that were opened or acquired after 2015: Maligne Lake Cruise, CATC Alaska Tourism Corporation, Mountain Park Lodges, 13 West Glacier RV Park & Cabins, Belton Chalet, Basecamp Lodge, Open Top Touring, Sky Lagoon, Golden Skybridge, FlyOver Canada, FlyOver Iceland, FlyOver Las Vegas, Glacier Raft Company, and Forest Park Hotel

PURSUIT IS A HIGH-MARGIN GROWTH ENGINE

WINNING FORMULA FOR GROWTH

- Strong demand for iconic, unforgettable, inspiring experiences
- Barriers to entry with strong moats
- Bucket list attractions with meaningful visitation and throughput
- Distinctive lodges in capacity constrained remarkable destinations
- Pricing power
- Powerful Refresh, Build, Buy growth strategy

ADJUSTED EBITDA ($M)


36
81
~105-115
2015
2019
2024 Est.

Expect to about **TRIPLE ADJUSTED EBITDA** from 2015 to 2024

SCALE PURSUIT℠ Be the world's leading provider of iconic, bucket list attractions and vertically integrated hospitality experiences

14

VIAD

WHY WE WILL BE SUCCESSFUL We believe that collecting memories is far more important than collecting things. Since the beginning of time, human beings share a passion for exploration and the search for remarkable experiences. Our MISSION is to connect guests and staff to iconic places through unforgettable inspiring experiences. 15

GES IS AN EXHIBITION MANAGEMENT & EXPERIENTIAL MARKETING COMPANY

An exhibition management and experiential marketing company offering a comprehensive range of services to the world's leading event organizers and brands.

GES

GES EXHIBITIONS


ACADIA

Market leader with high levels of recurring revenue

FY'23 Revenue: ~$614 Million

SPIRO



Strong growth opportunity in large, fragmented market

FY'23 Revenue: ~$283 Million

17 VIAD

GES EXHIBITIONS IS A LEADING CONTRACTOR FOR TRADESHOW ORGANIZERS GLOBAL LEADER #2 market share in the US #1 market share in the UK RECURRING REVENUE 3–5 year contracts SERVICES PROVIDED: ▪ Material Handling High Renewal Rates ▪ Graphics and Signage ▪ Electrical and Rigging WE SERVE ▪ Furnishings and Carpet ▪ Event Accommodations 3,600+ exhibitions / ▪ Installation & Dismantle conferences ▪ Registration and Data Analytics ▪ Exhibit Booth and Furniture Rentals 18

STRONG VISIBILITY INTO GES EXHIBITIONS' GROWTH

Leader in large growing exhibitions market with long-standing client relationships and multi-year contracts

- 2024 is expected to have incremental revenue of ~$60 million from contracted major non-annual shows
- GES is focused on maintaining revenue levels in 2025 through incremental sales to exhibitors and winning in favorable geographies
- We expect recovery of show sizes and pricing strength will continue in 2024 and 2025

GROWTH OPPORTUNITY AS EVENT SIZES FULLY RECOVER

GES US Exhibitions Same-Show*
Revenue and Square Footage
vs. 2019 Pre-Pandemic Occurrence



84%
93%
92%
101%
Q4'22
Q4'23
Same-Show Square Footage
Same-Show Revenue

The US same show metric compares tradeshows that occurred in the same city for both occurrences and generally represents between ~20% and 50% of the total exhibition revenue.

GES

19

VIAD

SPIRO IS A GLOBAL EXPERIENTIAL MARKETING AGENCY

DELIVERING CREATIVE AND STRATEGIC EVENTS AND EXPERIENCES

MEETINGS & EVENTS



Money 20/20

ENVIRONMENTS & PERMANENT INSTALLATIONS



MARKETING & MEASUREMENT



INSIGHT

EXHIBITS & PROGRAM MANAGEMENT



BRAND & PRODUCT ACTIVATIONS



ABB

Spiro™
Part of the GES Collective

REPRESENTING OVER 1,500 CORPORATE CLIENTS AND THE BEST OF THE BEST

10 of the Top 10
Pharma Companies

4 of the Top 10
Healthcare Companies

8 of the Top 10
Technology Companies

9 of the Top 10
Aerospace & Defense Companies

3 of the Top 10
Financial Technology Companies

6 of the Top 10
Machinery & Industrial Companies

Pharma Source: Beckers Hospital Review https://www.beckershospitalreview.com/pharmacy/top-10-pharma-companies-by-revenue-in-2020.html
Healthcare Source: Investopedia, https://www.investopedia.com/articles/markets/030916/worlds-top-10-health-care-companies-unh-mdt.asp
Aerospace & Defense Source: Value Today https://www.value.today/world-top-companies/aerospace-and-defense
Machinery & Industrial Source: https://blog.bizvibe.com/blog/industrial-machinery-machine-parts/top-10-largest-machinery-manufacturers-world
Fintech Source: CTFE, https://courses.cfte.education/ranking-of-largest-fintech-companies/
Technology Source: Statista, https://www-statista-com.proxy:2443/statistics/216657/

20 VIAD

55 SPIRO’S WINNING GROWTH STRATEGY NEW CLIENTS SINCE SPIRO Built for strong revenue growth of high-single to low-double digits from new and LAUNCH IN existing clients in large, fragmented growing experiential marketing market Q1’22 RETAIN GROW EXPAND MAINTAIN MARQUEE CLIENT BASE ACCELERATE EXISTING CLIENT UTILIZE COMPETITIVE AND USE AS A FOUNDATION FOR REVENUE GROWTH WITH NEW DIFFERENTIATORS TO PENETRATE NEW FUTURE GROWTH PRODUCTS AND SERVICES MARKETS AND ACQUIRE NEW CLIENTS Strong position with leading companies Pursue untapped revenue Exploit unmatched global capabilities to in targeted industries opportunities with current clients acquire new clients 21

TRANSFORMED GES TO IMPROVE PROFITABILITY Fundamental changes to reduce GES Exhibitions’ cost structure and build Spiro’s growth capabilities have positioned GES to drive stronger results on lower revenue ADJUSTED EBITDA MARGIN (%) ▪ Continued margin expansion expected in 2024 ▪ Key Drivers: ~8.5% 7.7% 7.4% ▪ Exhibitions’ show sizes recovering 6.6% ▪ New Spiro wins with improved SG&A leverage ▪ Continued focus on efficiency with lean productivity initiatives ▪ Expect margin to hold at or above 8% target beyond 2024, with and without major non- 2019 2022 2023 2024 Est. annual shows 22

GES IS A STRONG CASH FLOW GENERATOR

KEY GROWTH DRIVERS

- Substantial benefit in 2024 from major non-annual shows (*~$65M of incremental revenue vs. 2023*)
- Continued focus on efficiency with lean productivity initiatives
- Exhibitions' pricing strength and continued recovery of show sizes
- Spiro winning new clients and cultivating existing clients
- Strong demand for experiential marketing and exhibition management services
- Low capex requirements (about 2% of GES revenue)

ADJUSTED EBITDA – CAPEX ($M)


~65-75
55
45
2019
2023
2024 Est.

	2019	2023	2024 Est.
REVENUE ($M)	**1,080**	**888**	**Up low-double digits vs. 2023**

TRANSFORM GES Be the world's leading provider of exhibition management services and experiential marketing

Free Cash Flow conversion calculated as (Adjusted Segment EBITDA less Segment Capital Expenditures) / Adjusted Segment EBITDA.

23

VIAD

WHY WE WILL BE SUCCESSFUL Live events and other forms of experiential marketing provide a powerful means to drive business growth. We are primed to create what is possible for our clients and to be the industry leader. Our MISSION is to create the most meaningful and memorable experiences for marketers, organizers and attendees. 24

INVESTMENT OPPORTUNITY SUMMARY

CREATING EXTRAORDINARY EXPERIENCES AND STRONG RETURNS Experienced Management High-Quality Businesses with Team Focused on Leading and Defensible Shareholder Value Market Positions 53% 47% Proven Success Executing Benefiting from Industry Growth Strategy and Recovery and Delivering Driving Strong Returns New Growth 26

APPENDIX

NON-GAAP FINANCIAL RECONCILIATION VIAD CONSOLIDATED ($M) 2015 2016 2017 2018 2019 2020 2021 2022 2023 Revenue $ 1 ,089.0 $ 1 ,205.0 $ 1,307.0 $ 1,237.3 $ 1 ,302.7 $ 4 15.4 $ 5 07.3 $ 1,127.3 $ 1,238.7 Net Income (Loss) Attributable to Viad $ 2 6.6 $ 4 2.3 $ 5 7.7 $ 4 9.2 $ 22.0 $ (374.1) $ (92.7) $ 2 3.2 $ 16.0 Net Income (Loss) Attributable to Noncontrolling Interest 0.4 0. 5 0. 5 0. 5 2.3 (1.4) 1. 7 2.3 7.8 Net Loss Attributable to Redeemable Noncontrolling Interest - - (0.1) (0.3) (0.8) (1.5) (1.8) (0.7) (0.4) Loss (Income) from Discontinued Operations 0. 4 0. 7 0. 3 (1.5) 0. 1 1.8 (0.6) (0.1) 0. 8 Income Tax Expense (Benefit) 10.5 21 .3 45.9 17.1 2. 5 14.2 (1.8) 10 .0 18 .8 Net Interest Expense 3. 9 4. 7 8.0 9. 3 13 .8 17 .9 28 .3 34.9 48.0 Other Expense 1.8 1. 7 2.0 1. 7 1. 6 1.1 2. 0 2. 1 2.0 Legal Settlement - - - - 8. 5 - - - - Pension Plan Withdrawal - - - - 15 .7 0.5 0.1 - - Impairment Charges (Recoveries) 0. 1 0. 2 (29.1) (0.0) 5.3 203.1 - 0. 6 - Restructuring Charges 3.0 5.2 1. 0 1. 6 8.4 13.4 6. 1 3.1 1.2 Depreciation and Amortization 35 .2 42 .7 55.1 56 .8 59.0 56.6 53 .8 52.5 51 .0 Start-up Costs (A) - - 0.1 0. 9 2.3 4.2 4.7 2.2 2.7 Acquisition Integration & Transaction Costs 2.3 2. 2 1. 2 0.9 3. 3 0. 3 0.9 1. 6 0. 4 Gain on sale of ON Services - - - - - - - (19.6) 0.2 Remeasurement of Finance Lease Obligation (B) - - - - - - - 4. 2 (1.7) Restructuring Related Inventory Write-Off (C) - - - - - 5.3 - - - Fire-related Business Interruption Matters - 0. 1 - - - - - - - Other Non-Recurring Expenses (D) 0.7 - - - - 1. 8 0. 6 0. 2 0. 1 Consolidated Adjusted EBITDA $ 8 4.9 $ 1 21.6 $ 1 42.7 $ 136.2 $ 1 44.0 $ (56.8) $ 1 .3 $ 116.1 $ 147.0 Corporate Adjusted EBITDA & Corporate Eliminations (E) 6. 5 9.5 11.5 10 .1 8.7 6.6 11 .0 13.1 13 .8 Segment Adjusted EBITDA $ 9 1.4 $ 1 31.1 $ 1 54.2 $ 146.3 $ 1 52.7 $ (50.2) $ 12.3 $ 1 29.2 $ 1 60.8 Pursuit Segment Adjusted EBITDA 35.8 49.9 66.0 68 .6 81.2 (9.7) 42 .7 67 .9 92.6 GES Segment Adjusted EBITDA 55.6 81 .2 88.2 77.7 71 .5 (40.5) (30.4) 61.3 68 .2 Free Cash Flow: Consolidated Adjusted EBITDA $ 84.9 $ 1 21.6 $ 1 42.7 $ 136.2 $ 144.0 $ (56.8) $ 1 .3 $ 116.1 $ 1 47.0 Less: Capital Expenditures (29.8) (49.8) (56.6) (83.3) (76.1) (53.6) (57.9) (67.2) (76.1) Free Cash Flow $ 5 5.1 $ 71.8 $ 86.0 $ 5 2.8 $ 6 7.9 $ (110.4) $ (56.6) $ 48.9 $ 71.0 Cumulative Free Cash Flow $ 5 5.1 $ 126.9 $ 2 12.9 $ 265.7 $ 333.6 $ 2 23.2 $ 1 66.6 $ 215.6 $ 2 86.5 (A) Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Alpine Hotel in Canada. (B) Remeasurement of finance lease obligation represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation. (C) Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet. (D) Includes non-capitalizable fees and expenses related to Viad’s credit facility refinancing efforts. (E) Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, acquisition-transaction-related costs and other non-recurring costs included within Corporate activities expense. FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES We have also provided the following forward−looking non−GAAP financial measure: Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow. We do not provide a reconciliation of these forward−looking non−GAAP financial measures to the most directly comparable GAAP financial measures because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such 28 reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward−looking non−GAAP financial measures may be materially different from the corresponding forward-looking non−GAAP financial measure.

NON-GAAP FINANCIAL RECONCILIATION PURSUIT ($M) 2015 2016 2017 2018 2019 2020 2021 2022 2023 Revenue $ 1 12.2 $ 1 53.4 $ 1 73.9 $ 1 85.3 $ 2 22.8 $ 76.8 $ 187.0 $ 299.3 $ 350.3 Operating Income (Loss) $ 2 7.8 $ 3 5.8 $ 47.9 $ 48.9 $ 5 4.3 $ (42.3) $ 4 .6 $ 2 4.0 $ 5 3.4 Depreciation 7.7 12 .1 16.1 17.2 20.4 24 .8 27 .4 31 .1 32 .9 Amortization 0. 3 0.9 1. 6 1. 5 2.7 3. 6 5. 1 5. 0 4. 9 Start-up Costs (A) - - 0. 1 0. 9 2.3 4. 2 4.7 2.2 2. 7 Fire-related Business Interruption Matters - 0.1 - - - - - - - Acquisition Integration & Transaction Costs - 1. 1 0. 4 0. 1 1. 4 0.1 0. 9 1.5 0. 4 Remeasurement of Finance lease obligation (B) - - - - - - - 4. 2 (1.7) Adjusted EBITDA $ 35.8 $ 4 9.9 $ 66.0 $ 6 8.6 $ 81.1 $ (9.7) $ 4 2.7 $ 6 7.9 $ 9 2.6 Less: Capital Expenditures (13.1) (31.9) (30.8) (56.9) (49.9) (43.2) (54.3) (56.8) (62.3) Free Cash Flow $ 22.7 $ 18.0 $ 35.2 $ 1 1.7 $ 31.3 $ (52.9) $ (11.6) $ 11.2 $ 3 0.2 Cumulative Free Cash Flow $ 2 2.7 $ 4 0.7 $ 7 5.9 $ 87.7 $ 1 19.0 $ 6 6.1 $ 5 4.4 $ 65.6 $ 9 5.8 Adjusted EBITDA Margin 31.9% 32.5% 38.0% 37.0% 36.4% -12.7% 22.8% 22.7% 26.4% GES ($M) 2015 2016 2017 2018 2019 2020 2021 2022 2023 Revenue $ 976.9 $ 1 ,054.7 $ 1,133.1 $ 1 ,052.0 $ 1 ,079.9 $ 3 38.6 $ 320.3 $ 828.0 $ 888.4 Operating Income (Loss) $ 2 7.6 $ 5 1.1 $ 50.7 $ 3 9.6 $ 3 5.9 $ (73.9) $ (51.6) $ 4 4.9 $ 55.1 Depreciation 20 .2 21 .3 26 .4 28 .5 24.9 21 .6 16.3 11.9 9.2 Amortization 6.9 8. 3 10 .8 9.5 10 .6 6. 5 4.9 4.4 3.9 Restructuring Related Inventory Write-Off (C) - - - - - 5. 3 - - - Acquisition Integration & Transaction Costs 0. 9 0.5 0. 2 0. 2 - - - - - Adjusted EBITDA $ 5 5.6 $ 8 1.2 $ 8 8.1 $ 77.7 $ 7 1.5 $ (40.5) $ (30.4) $ 6 1.3 $ 68.2 Less: Capital Expenditures (16.4) (19.3) (25.4) (26.3) (26.2) (10.4) (3.1) (10.3) (13.6) Free Cash Flow $ 39.2 $ 6 1.9 $ 6 2.7 $ 51.4 $ 4 5.3 $ (50.9) $ (33.5) $ 5 1.0 $ 5 4.5 Cumulative Free Cash Flow $ 39.2 $ 101.1 $ 163.8 $ 215.2 $ 260.5 $ 209.6 $ 1 76.1 $ 2 27.0 $ 281.6 Adjusted EBITDA Margin 5.7% 7.7% 7.8% 7.4% 6.6% -12.0% -9.5% 7.4% 7.7% (A) Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Alpine Hotel in Canada. (B) Remeasurement of finance lease obligation represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation. (C) Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet. 29

OUR EXPERIENCED EXECUTIVE MANAGEMENT TEAM STEVE MOSTER - PRESIDENT & CHIEF EXECUTIVE OFFICER ELLEN INGERSOLL - CHIEF FINANCIAL OFFICER • Has served as President and CEO of Viad since 2014 • Has served as CFO of Viad since 2002 and as President of GES from 2010• During her tenure, the Company successfully • Joined Viad in 2004 as GES Vice President of divested MoneyGram International in 2004 and Exhibition Furnishings and his career evolved to acquired and integrated more than 15 businesses various sales and leadership roles within GES • Holds a B.S. from Arizona State University and is a company, including Executive Vice President - CPA Products and Services, where he led double-digit revenue growth • Holds a Bachelor of Engineering from Vanderbilt University and an MBA from the Tuck School of Business DEREK LINDE - CHIEF OPERATING OFFICER DAVID BARRY - PRESIDENT PURSUIT • Has served as Chief Operating Officer since March • Joined Viad in 2015 and through the repositioning 2022 and as our General Counsel & Corporate of the Viad Travel and Recreation Group created Secretary from April 2018 to October 2023 Pursuit in 2016 • Previously worked at Illinois Tool Works Inc., where he • Prior to joining the Company, he served as the led teams that provided legal and strategic services to President and CEO of a financial services and tech the company’s diversified, global business segments. company following a three-decade career in Prior to ITW, Derek was a partner at the international hospitality, the ski industry and aviation law firm Winston & Strawn LLP• Experience includes being CEO of the world’s largest • Received his J.D. from the Vanderbilt University heli-skiing company (CMH) and Chief Operating School of Law and a B.A. from the University of Officer of Intrawest USA (ski resorts, lodging, Missouri-Columbia hospitality) 30

OUR EXPERIENCED EXECUTIVE MANAGEMENT TEAM JEFF STELMACH - PRESIDENT SPIRO LESLIE STRIEDEL - CHIEF ACCOUNTING OFFICER • Joined Viad in 2021 to lead GES’ growth in Brand • Has served as Chief Accounting Officer of Viad Corp Experiences since 2014 • Prior to joining the Company, he served as Opus • Previously served as Vice President of Finance and Agency President and has over 30 years of Administration or similar positions at Colt Defense experience building successful event agencies LLC, and held various roles within finance and including Opus, Mosaic, Geometry and EMI, and accounting in both public and private environments working with some of the biggest brands in • Received her B.S. from the University of Vermont and business, including Samsung, Coca-Cola, Anheuser- is a CPA Busch and Oracle • Graduated from the University of Notre Dame with degrees in Business and Marketing JON MASSIMINO - GENERAL COUNSEL AND SECRETARY • Has served as General Counsel & Corporate Secretary since October 2023, and has taken on roles with increasing responsibility since joining Viad in 2011 • Previously counseled a wide variety of clients in private practice based in California • Received his J.D. from the Georgetown University Law Center in Washington, D.C., and a B.A. from Westminster University in Salt Lake City, Utah 31

OUR MISSION & WHAT WE STAND FOR OUR MISSION Drive significant and sustainable growth by delivering extraordinary experiences for our teams, clients, and guests OUR VISION Create the world’s most extraordinary experiences PEOPLE FUTURE HONESTY, BE FIRST FOCUSED ALWAYS EXTRAORDINARY 32

OUR ESG COMMITMENT We are committed to delivering extraordinary experiences that support a more sustainable world for generations to come. We protect and improve our world by continuously investing in our people, reducing our environmental impact, and honoring our communities. OUR PILLARS AND INITIATIVES PEOPLE PLANET PURPOSE ▪ Always Honest Compliance & Ethics Program ▪ Waste & Water Reduction ▪ Diversity, Equity, & Inclusion ▪ ESG Policies ▪ Energy Efficiency ▪ Workplace Safety ▪ Board Commitment ▪ Community Involvement ▪ Fair Labor Practices The values of integrity, ethical behavior, and legal We respect, honor, and protect the places Our people drive our success. We foster a compliance are reinforced every day in our where we live and work to help improve our culture that is equitable and inclusive, businesses through our Always Honest celebrates our talent, and prioritizes the safety communities and support a more sustainable Compliance and Ethics Program adopted by our future for our world. We are focused on and wellness of our teams, clients, and guests. Board of Directors. Our Board recently minimizing our environmental impact by using We are committed to cultivating an strengthened several environmental and social responsible business practices and initiatives to environment where people of all different policies, and oversees our risks and eliminate unnecessary waste, reduce water backgrounds feel a sense of belonging and opportunities. We are committed to continuous contribute to our continued success. consumption, and use energy more efficiently. progress on our ESG journey. 33

PURSUIT

GEOGRAPHIC OVERVIEW



ALASKA COLLECTION (ALASKA)
SKY LAGOON (ICELAND)
BANFF JASPER COLLECTION (CANADA)
GLACIER PARK COLLECTION (MONTANA)
FLYOVER COLLECTION
Denotes Iconic Location
Denotes FlyOver Location
(Toronto is a potential future FlyOver location)

PURSUIT 2023 REVENUE MIX ($350M TOTAL)



Banff Jasper Collection
Glacier Park Collection
Alaska Collection
FlyOver (1)
Sky Lagoon
52%
17%
11%
9%
11%

(1) Represents FlyOver Canada, FlyOver Iceland, and FlyOver Las Vegas; FlyOver Chicago opened Mar'24.

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EXPERIENCE PURSUIT We invite you to experience some of our inspiring Refresh, Build, Buy growth investments in person or through the VIDEO LINKS BELOW: REFRESH BUILD BUY BANFF GONDOLA SKY LAGOON GOLDEN SKYBRIDGE GLACIER VIEW LODGE FLYOVER CHICAGO MALIGNE VALLEY KENAI FJORDS TOURS FLYOVER ICELAND MOUNT ROYAL HOTEL 35

PURSUIT'S ICONIC LOCATION ATTRACTIONS

A collection of 10 inspiring and unforgettable, world-class attractions in renowned global travel locations with attractive margins and barriers to entry

ADDED 4 HIGH-QUALITY BUCKET LIST EXPERIENCES FROM 2020 TO PRESENT THAT CONTINUE TO RAMP



BANFF GONDOLA	LAKE MINNEWANKA CRUISE	MALIGNE LAKE CRUISE	GLACIER ADVENTURE	GLACIER SKYWALK	KENAI FJORDS TOURS	OPEN TOP TOURING	SKY LAGOON	GOLDEN SKYBRIDGE	GLACIER RAFT CO
						OPENED SEP'20	OPENED APR'21	OPENED JUN'21	ACQUIRED APR'22

PURSUIT℠

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PURSUIT'S FLYOVER FLYING RIDE EXPERIENCES

Multi-sensory flight ride experiences showcasing awe-inspiring scenery with state-of-the-art motion seating, media, and special effects that simulate a true flying experience

VANCOUVER

Opened 2013 Acquired 2016	61 seats

REYKJAVIK

Opened August 2019	40 seats

LAS VEGAS

Opened September 2021	80 seats 2 theaters

CHICAGO

Opened March 2024	60 seats


PURSUIT SM
TripAdvisor Rating - #1 for Fun Activities and Games in Vancouver

INVESTMENT HIGHLIGHTS

- High-quality guest experience and proven concept
- Attractive EBITDA margins
- Revenue from incremental passengers after breakeven contributes nearly 100% to EBITDA
- Ability to move films to other FlyOver locations
- Low maintenance expenditures
- Meaningful barriers to entry
- Broad guest appeal
- Year-round and not weather dependent

37 VIAD

PURSUIT'S ICONIC LOCATION HOTELS

A collection of 27 inspiring and unforgettable, distinctive hotels with 2,361 rooms in renowned global travel locations with occupancy compression and barriers to entry

MORE THAN DOUBLED ROOM NIGHTS AVAILABLE FROM 2019 TO PRESENT WITH NEW HOTELS







BANFF | JASPER

Elk + Avenue Hotel	164 rooms
Forest Park Woodland	152 rooms
Lobstick Lodge	139 rooms
Mount Royal Hotel	133 rooms
Chateau Jasper Hotel	119 rooms
The Crimson Hotel	99 rooms
Forest Park Alpine (opened August 2022)	88 rooms
Marmot Lodge	81 rooms
Pyramid Lake Lodge	68 rooms
Miette Mountain Cabins	56 rooms
Glacier View Lodge*	32 rooms
	1,131 rooms

GLACIER | WATERTON

Glacier Park Lodge*	162 rooms
Grouse Mountain Lodge	145 rooms
St. Mary Village*	116 rooms
Prince of Wales Hotel*	86 rooms
Apgar Village Lodge & Cabins*	48 rooms
West Glacier Village*	18 rooms
Glacier Basecamp Lodge	29 rooms
Belton Chalet*	27 rooms
Motel Lake McDonald*	27 rooms
Paddle Ridge*	23 rooms
West Glacier RV Park and Cabins*	25 rooms
	706 rooms

DENALI | KENAI FJORDS

Seward Windsong Lodge*	216 rooms
Talkeetna Alaskan Lodge*	212 rooms
Denali Cabins*	46 rooms
Denali Backcountry Lodge*	42 rooms
Kenai Fjords Wilderness Lodge*	8 rooms
	524 rooms

PURSUIT℠

** Denotes a property that operates seasonally (generally closed from October - April)*

Note: 2019 to Present New Hotels include the following: Mountain Park Lodges (Q2'19), Belton Chalet (Q2'19), West Glacier RV Park (Q3'19), Glacier Basecamp Lodge (Q1'20), Paddle Ridge / Glacier Raft Co. (Q2'22), and Forest Park Alpine (Q3'22)

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PURSUIT'S NEW EXPERIENCES OVERVIEW

Added 12 new experiences from 2019 to Present

NEW EXPERIENCES – 2019 TO PRESENT	DATE
Belton Chalet – 27 rooms and dining located outside the west entrance to Glacier National Park	Acquired May 2019
Mountain Park Lodges – 60% equity interest in 7 year-round hotels in Jasper National Park	Acquired June 2019
West Glacier RV Park & Cabins – RV park and cabins located at the west entrance to Glacier National Park	Opened July 2019
Sky Lagoon Attraction – 51% controlling interest in entity to manage the premium oceanfront geothermal lagoon in Iceland	Acquired July 2019 Opened April 2021
FlyOver Iceland Attraction – 56.4% controlling interest in corporation to operate 40-seat flying ride experience in Iceland	Acquired November 2017 Opened August 2019
Glacier Basecamp Lodge – 32 rooms and cabins in Columbia Falls, Montana	Acquired January 2020
Open Top Touring Attraction – guided scenic tour of Banff in a vintage-style 1930s coach	Opened September 2020
Golden Skybridge Attraction – 60% controlling interest in attraction that includes suspension bridges, zipline, canyon challenge course, and mountain coaster (opening spring 2023) in Golden, British Columbia	Acquired March 2021 Opened June 2021
FlyOver Las Vegas Attraction – 80-seat flying ride experience in Las Vegas	Opened September 2021
Glacier Raft Company - guided river rafting trips in West Glacier, 13 log cabins, a lodge, and a wedding venue located on 50 acres with views into Glacier National Park	Acquired April 2022
Forest Park Alpine Hotel – new 88-room hotel constructed in Jasper National Park	Opened August 2022
FlyOver Chicago – 60-seat flying ride experience on Chicago's Navy Pier	Opened March 2024

PURSUIT℠
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PURSUIT’S LOCATIONS HAVE STRONG PERENNIAL DEMAND PARK VISITATION 9/11 7,000,000 SARS Recession COVID-19 Recession 6,000,000 5,000,000 4,000,000 3,000,000 2,000,000 1,000,000 0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Banff & Jasper National Parks Glacier & Waterton National Parks Denali & Kenai Fjords National Parks 40 Sources: Parks Canada; U.S. National Park Service

SEASONALITY Pursuit experiences peak activity during the summer months. During 2023, 79% of Pursuit’s revenue was earned in the second and third quarters. Pursuit Revenue by Quarter ($M) 187 164 135 118 112 107 97 88 78 55 48 49 45 42 41 36 34 33 24 23 22 15 14 14 11 10 10 10 9 8 5 5 Q1 Q2 Q3 Q4 2016 2017 2018 2019 2020 2021 2022 2023 Note: To help reduce the spread of COVID-19, Pursuit’s year-round attractions and year-round lodging properties were closed temporarily starting in mid- March and remained closed during most of the second quarter of 2020. We phased in most of Pursuit’s attractions and lodging operations starting in May 2020 with most properties open and operational during the third quarter of 2020, although at reduced capacities. We seasonally closed our non-year-round properties during the fourth quarter of 2020; however temporary government mandated closures occurred at FlyOver Canada and FlyOver Iceland during the 41 fourth quarter.

Spiro™ Part of the GES Collective

WHAT WE DO

Specializing in results-based experiences, we activate, grow, and evolve brands through our hybrid experiential solutions:

MEETINGS & EVENTS

- Keynote Presentations
- Annual Meetings
- Corporate Meetings
- Proprietary Conferences
- User Conferences
- Marketing Kick Off Meetings
- Sales Kick Off Meetings
- Galas & Award Shows
- Incentive Meetings
- Housing & Travel
- Registration
- Speaker Support
- Venue Sourcing
- VIP Events
- Event Technology

...And More

EXHIBITS & PROGRAM MANAGEMENT

- Brand Standardization
- Exhibit & Graphic Design
- Custom/Rental Solutions
- Fabrication
- Graphic Production
- Logistics Management
- Inventory Management
- Warehousing
- Service ordering
- A/V
- I&D
- Staff Training
- Portable Solutions

...And More

ENVIRONMENTS & PERMANENT INSTALLATIONS

- Customer Experience Centers
- Visitor Centers
- Lobby Installations
- VIP Lounges
- Museum Displays
- Chalets/Pavilions
- Holiday Displays
- Tech Centers

...And More

BRAND & PRODUCT ACTIVATIONS

- Product Launches
- Pop-ups
- Mobile Tours
- Hospitality Houses
- Festival Activations
- Press Activations
- Sports Marketing
- Sponsorship Activation
- Luxury Marketing
- Guerilla Marketing
- Social & Digital Marketing

...And More

MARKETING & MEASUREMENT

- Pre, At & Post Event Marketing
- Strategy, Innovation & Intelligence
- Audience Engagement
- Immersive Storytelling
- Content Creation & Management
- Video Production & Curation
- Data & Insights
- Community Facilitation

...And More

42 VIAD

SUCCESS STORIES: RISE AT THE PARIS AIR SHOW As a world-leading provider of jet engines, commercial and military aircraft systems, GE Aerospace partnered with Spiro to inspire minds at the Paris Air Show 2023 and bring to life its incredible heritage culminating in the story of RISE – its revolutionary open rotor technology. ▪ Our team relished challenging the traditional airshow chalet experience of the usual formal meeting rooms, traditional hospitality and passive product displays. We went all in on creating impact for the customer’s first impression creating an amorphic video wall & content as well as integrating the RISE half-scale engine to a digital surface projection story. ▪ Leading with tech driven content that helped bring the incredible innovation stories to life, the approach from our creative, technologists and production teams has helped transform the way GE Aerospace thinks about its experiences at air shows and beyond. 43

Spiro™ Part of the GES Collective

SUCCESS STORIES:

THE NEED FOR SPEED

Across 14 of the most iconic cities in the world, Formula E is the world's largest electric motorsport race series combining an incredible racing spectacle with its sustainable global messaging.

- Partnering with iconic luxury brand sponsor Hugo Boss, we designed and built its 5-Star VIP guest experience – the Boss Emotion Club – delivering a full-service event from beginning to end entertaining VIP race fans and A-listers alike with fine dining, entertainment and on and off-track premium experiences.
- In 2022, we expanded the fan engagement to include the "E-Village" – a brand activation space of immersive Formula E experiences open to every race fan across the season finale race in London getting them closer to the action than ever before.
- The result? Sustainable design creation, groundbreaking fan engagement and an all-electric premium hospitality experience.


FIA
Formula·e
CHAMPIONSHIP



44 VIAD

SUCCESS STORIES: FINDING BEAUTY IN SCIENCE THROUGH TECHNOLOGY For over a century, L’Oréal has been dedicated to one sole vocation: creating beauty. Partnering with the brand at the American Academy of Dermatology appearance in 2023, we brought to life the brand’s goal to offer life-changing & sustainable dermatological solutions to all. ▪ Creating a multi-brand, groundbreaking experiential village, our design was eye-catching, memorable, and on point with every community-led brand story in their diverse portfolio. ▪ Reflecting the brand’s commitment to beauty, science and technology we created a world-first for the brand with a bespoke multi-use digital centerpiece that gravitated audiences to the wider technologically driven L’Oréal experiences and brand communications we managed for them at the show. ▪ From the digital content to the groundbreaking build, we focused on sustainable design, creating a huge array of modular experience structures that could be used by the L’Oréal brand teams across the US and around the globe. 45

EXHIBITIONS: WHAT WE DO Specializing in providing strategic and logistics solutions to leading exhibition and conference organizers and exhibitors through exclusive and discretionary services: EXCLUSIVE SERVICES DISCRETIONARY SERVICES ORGANIZERS EXHIBITORS EXHIBITORS ▪ Event planning and ▪ Material handling▪ Creative design and strategy production ▪ Electrical distribution▪ Registration, data analytics, and insights ▪ Look and feel design ▪ Cleaning▪ Integrated marketing and pre/post event communications ▪ Layout and floor plan designs ▪ Plumbing▪ Event surveys ▪ Furnishings and carpet ▪ Overhead rigging▪ Return on investment analysis ▪ Show traffic analysis ▪ Booth rigging▪ Online management tools ▪ Marketing and strategy ▪ Attendee/exhibit booth traffic analysis ▪ Electrical distribution ▪ Staff training ▪ Cleaning ▪ Logistics/transportation ▪ Plumbing ▪ Exhibit booth rentals and storage/refurbishment ▪ Overhead rigging ▪ Furnishings and carpet ▪ Booth rigging ▪ Installation and dismantling labor ▪ Graphics and signage ▪ Event accommodations 46 ▪ Common area structures

GEOGRAPHIC OVERVIEW 2023 REVENUE MIX ($888M TOTAL) North America EMEA 25% 75% Countries GES Serves GES facilities 47

GES SEASONALITY

GES' exhibition and event activity can vary significantly from quarter to quarter and year to year depending on the frequency and timing of shows. Some shows are not held annually and some shift between quarters.



GES Revenue(1) by Quarter ($M)
Q1: 236, 318, 268, 262, 281, 19, 154, 228
Q2: 285, 320, 315, 321, 25, 25, 242, 232
Q3: 287, 232, 246, 218, 14, 116, 219, 179
Q4: 246, 263, 282, 279, 19, 160, 214, 249
2016 2017 2018 2019 2020 2021 2022 2023

(1) Revenue has been adjusted in 2019 for immaterial errors related to the revenue recognition of GES' Corporate Accounts' third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services.

Note: GES revenue changes due to the frequency and timing of major non-annual shows, which include IMTS and MINExpo. During 2020, exhibition and event activity was largely cancelled or postponed after mid-March due to the COVID-19 pandemic. IMTS is a biennial show that occurs in the third quarter (cancelled in 2020). MINExpo is quadrennial show that occurs in the third quarter (2020 occurrence postponed to 2021). The Paris Air Show (occurs in the second quarter) and the Farnborough Air Show (occurs in the third quarter) are biennial shows that alternate years. CONEXPO-CON/AGG was the only major non-annual show that occurred as scheduled in March 2020 and will not be serviced by GES in 2023.

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EXHIBITION INDUSTRY HAS PROVEN RESILIENT THROUGH PRIOR DOWNTURNS Live face-to-face events provide a powerful and cost-effective way to drive business growth, from transacting business, to building brand loyalty, and the rich connections created through in-person interactions are irreplaceable (1) US EXHIBITION INDUSTRY METRICS INDEXED TO 2000 9/11 Recession SARS COVID-19 Recession 1.2 1.0 0.8 0.6 0.4 0.2 0.0 Net Square Footage Exhibitors Attendees (1) 2023 CEIR data for the US exhibition industry metrics are forecasted as of June 2023 49 Source: Center for Exhibition Industry Research (CEIR)